==============================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                          ---------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                             DATED OCTOBER 22, 2003


                                       of


                               ARRIS GROUP, INC.


                             A Delaware Corporation
                   IRS Employer Identification No. 58-2588724
                           SEC File Number 001-16631


                            11450 TECHNOLOGY CIRCLE
                             DULUTH, GEORGIA 30097
                                 (678) 473-2000


===============================================================================

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

(C) EXHIBITS

         99.1     Press Release of ARRIS Group, Inc., issued October 22, 2003.

ITEM 12.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 22, 2003, ARRIS Group, Inc. issued a press release reporting its financial results for the third quarter ended September 30, 2003. The press release, which has been attached as Exhibit 99.1, includes net income and earnings per share amounts which have been adjusted to exclude, among other things, amortization of intangibles. Management believes adding back the non-cash amortization of intangibles provides useful information because it enables investors to compare to prior period disclosures more readily and reflects more readily meaningful information on the company's operating performance. In addition, adjusted net income and earnings per share amounts presented in the press release excluded severance costs associated with ARRIS' divestiture of ESP consulting services and severance costs associated with cost reduction actions implemented during the third quarter. ARRIS believes presenting net income and earnings per share amounts excluding these highlighted items is appropriate because such items are not likely to recur regularly or in predictable amounts and, consequently, presenting net income and earnings per share, excluding such highlighted items, is meaningful supplemental information for investors.

         ARRIS believes that presenting net income and earnings per share amounts adjusted for the events described herein provides meaningful information which investors want to know and will allow investors to more easily compare ARRIS' financial performance period to period. Therefore, ARRIS will continue to provide similar information in the future with full schedules reconciling the differences between GAAP and non-GAAP financial measures. As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

         The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ARRIS Group, Inc.



                             By: /s/ Lawrence A. Margolis
                                -----------------------------------------------
                                 Lawrence A. Margolis
                                 Executive Vice President, Chief Financial
                                 Officer and Secretary

Dated: October 22, 2003

                               INDEX TO EXHIBITS

EXHIBIT NUMBER                                      DESCRIPTION
--------------                                      -----------
    99.1                       Press Release by ARRIS Group, Inc., issued October 22, 2003